Exhibit 99.1

AirJoule Technologies Announces Proposed Public Offering of Class A Common Stock

RONAN, Mont., January 13, 2026 – AirJoule Technologies Corporation (NASDAQ: AIRJ) (“AIRJ” or the “Company”) today announced the commencement of an underwritten public offering of shares of its Class A common stock, par value $0.0001 per share (“Class A common stock”), pursuant to an effective shelf registration statement on Form S-3 (File No. 333-291527) (the “Registration Statement”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”). The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Patrick C. Eilers, our Executive Chairman and member of our Board of Directors, Matthew B. Jore, our Chief Executive Officer and member of our Board of Directors and Stuart D. Porter, a member of our Board of Directors, have indicated an interest in purchasing shares of Class A common stock in this offering at the public offering price per share and on the same terms as the other purchasers in this offering.

The Company intends to use the net proceeds it receives from the offering to fund growth capital, working capital and for general corporate purposes, including advancing capital-efficient manufacturing readiness and supporting phased, demand-aligned deployment with strategic growth partners. Lucid Capital Markets is acting as sole book-running manager for the offering.

The proposed offering will be made only by means of a prospectus and a prospectus supplement. Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the offering and final prospectus supplement, when available, may be obtained from: Lucid Capital Markets, LLC, 570 Lexington Avenue, 40th Floor, New York, New York 10022, or by accessing the SEC’s website at www.sec.gov.

The offering is being conducted pursuant to the Registration Statement, which was previously filed with the SEC on November 14, 2025 and declared effective by the SEC on November 21, 2025, and the corresponding prospectus. A preliminary prospectus supplement thereto will be filed with the SEC. Before investing, prospective investors should read the prospectus supplement, the accompanying base prospectus and the documents incorporated by reference therein for additional information concerning the Company and the offering. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the shares of Class A common stock or any other securities, nor shall there be any sale of such shares of Class A common stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About AirJoule Technologies Corporation

AirJoule Technologies Corporation (NASDAQ: AIRJ) is the developer of AirJouleTM, a platform technology that provides efficient and sustainable dehumidification and pure water from air.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. These forward-looking statements include statements regarding the Company’s anticipated public offering, including the completion of the public offering on the anticipated terms, including the size of the offering and our use of proceeds therefrom. These forward-looking statements may be identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,” “anticipate,” “will,” “continue,” “potential,” “should,” “could,” and similar terms and phrases that indicate future events and that do not relate to historical matters. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth in the Company’s filings with the SEC, including the Registration Statement and the prospectus supplement relating to this offering, its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors,” as may be updated from time to time in the Company’s periodic filings with the SEC. Any forward-looking statement in this press release speaks only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contacts

Investor Relations & Media:

Tom Divine - Vice President, Investor Relations and Finance

investors@airjouletech.com